Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-A

KEY PERFORMANCE FACTORS
July 31, 1998



Expected B Maturity 3/17/2003


Blended Coupon 5.8105%


Excess Protection Level
3 Month Average   4.97%
July, 1998   5.25%
June, 1998   4.72%
May, 1998   4.96%


Cash Yield18.75%


Investor Charge Offs 5.14%


Base Rate 8.36%


Over 35 Day Delinquency 4.90%


Seller's Interest15.22%


Total Payment Rate14.52%


Total Principal Balance$37,740,921,726.81


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,743,527,208.32